UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)            December 15, 2005

                                 EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-8267                                           11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)



    301 Merritt Seven, Norwalk, CT                            06851
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(Address of Principal Executive Offices)                   (Zip Code)

                                (203) 849-7800
              (Registrant's Telephone Number, Including Area Code)

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act  (17  CFR  240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On December 15, 2005, the Board of Directors of Emcor Group, Inc. (the "Company") adopted the Emcor Group, Inc. Long-Term Incentive Plan (the "Plan"), which is intended to foster and promote the long term financial success of the Company. Each current member of the Executive Management Committee of the Company (Messrs. Frank T. MacInnis, Anthony J. Guzzi, Sheldon I. Cammaker, Leicle E. Chesser, R. Kevin Matz, Mark A. Pompa, Michael J. Parry, Geoffrey Birkbeck, Edward Dabrowski, Eugene Martin, William A. Rodgers, Jr., John Warga, and Anthony Whale) participates in the Plan, unless the Compensation and Personnel Committee of the Board of Directors of the Company (the "Compensation Committee"), which administers the Plan, determines that a particular member will not participate for a particular plan year. The Compensation Committee may also designate any other individuals as participants for a particular plan year.

     The Plan provides for the grant of restricted stock unit awards ("Stock Units"). For each plan year, each participant will be awarded a number of Stock Units equal to a predetermined percentage(as provided in the Plan) of the participant's base salary divided by the fair market value of a share of Company common stock ("Company Stock") on the first business day of the applicable plan year. Stock Units awarded under the Plan will be treated for all purposes as Other Stock-Based Awards awarded under the Company's 2005 Management Stock Incentive Plan (the "Stock Plan"), and shares of Company Stock paid to participants under the Plan will be deemed issued pursuant to the Stock Plan and subject to the terms and conditions thereof (to the extent not in conflict with the Plan). The Plan will terminate as to the further award of Stock Units when no further shares are available for grant under the Stock Plan.

     Stock Units will vest, generally, on the third anniversary of the date such Stock Units were awarded. Stock Units will be forfeited if they have not vested as of a date a participant's employment is terminated (a) by the Company for "Cause" (as defined in the Plan) or (b) by the participant by reason of his choosing to terminate his employment with the Company for other than (i) "Good Reason" (as defined in the Plan), (ii) his "Disability" (as defined in the Plan) or (iii) after the plan has been in effect for three years, his "Retirement" (as defined in the Plan).

     If a participant's employment is terminated (a) by the Company or a subsidiary without Cause, (b) by reason of his Disability or death, (c) by the participant with Good Reason, or (d) after the Plan has been in effect for three years, by the participant by Retirement, then, generally, upon such termination such participant's Stock Units will vest. Upon a "Change of Control" (as defined in the Plan) each participant's Stock Units will also vest.

     The Plan also provides for cash awards based on financial performance over a multi-year period. Within 90 days following the commencement of each plan year, commencing with the 2006 plan year, the Compensation Committee, after receiving the recommendation of the Chief Executive Officer, will establish an aggregate earnings per share objective ("EPSO") for such plan year and the two immediately succeeding plan years (the "Applicable Three Year Period"). If the Company's "Earnings Per Share" (as defined in the Plan) for the Applicable Three Year Period exceeds 50% of such period's EPSO, each participant will be entitled to a corresponding percentage of his Performance Based Target Bonus ("PBTB"). The percentage of PBTB earned is 50% if the actual Earnings Per Share is 50% of the EPSO, 100% if the actual Earnings Per Share is 100% of the EPSO, and 200% if the actual Earnings Per Share is 120% of the EPSO, with interpolation between these EPSO attainment percentages. A participant's PBTB for the Applicable Three Year Period will be a predetermined percentage of his base salary, as provided in the Plan.

     In addition, within 90 days following the commencement of the 2006 plan year, the Compensation Committee, after receiving the recommendation of the Chief Executive Officer, will establish an aggregate earnings per share objective ("Two Year EPSO") for the 2006 and 2007 plan years (the "Applicable Two Year Period"). If the Company's Earnings Per Share for the Applicable Two Year Period exceeds 50% of the Two Year EPSO, certain of the participants (as described in the Plan) will be entitled to corresponding percentages of their PBTBs. The percentage of PBTB earned is 50% if the actual Earnings Per Share is 50% of the EPSO, 100% if the actual Earnings Per Share is 100% of the EPSO, and 200% if the actual Earnings Per Share is 120% of the EPSO, with interpolation between these EPSO attainment percentages. A participant's PBTB for the Applicable Two Year Period will be a predetermined percentage of his base salary, as provided in the Plan.

     If a participant is not employed by the Company or a subsidiary as of the end of an Applicable Three Year Period or the Applicable Two Year Period, and if his employment was terminated for Cause or by the participant without Good Reason, the participant is not entitled to any payment in respect of his PBTB for such period.

     If a participant's employment is terminated during an Applicable Three Year Period or the Applicable Two Year Period (a) by the Company or a subsidiary without Cause, (b) by reason of his Disability or death, (c) by the participant with Good Reason, or (d) after the Plan has been in effect for three years, by the participant by Retirement, then such participant is entitled with respect to such period to a prorated PBTB for such period.

     Upon a Change of Control, each participant will be paid promptly his PBTB in respect of each ongoing Applicable Three Year Period and/or the Applicable Two Year Period in which he participates in accordance with the terms thereof as if the Company's Earnings Per Share for such period was 100% of the applicable EPSO for such period.

     The maximum individual cash award which may be paid under the Plan is $3 million.

     The cash awards will be paid pursuant to provisions of the Company's 2005 Management Stock Incentive Plan (the "Stock Plan") which are expected to be adopted regarding the payment of performance-based cash compensation which is exempt from the deduction limits of Section 162(m) of the Internal Revenue Code. Such awards may not be paid unless and until (i) the Stock Plan is amended to allow for such performance-based cash compensation and (ii) the Stock Plan, as so amended, has been approved by the Company's shareholders in a manner intended to comply with the shareholder approval requirements of Section 162(m).

     A copy of the Plan is filed as Exhibit 10 to this Form 8-K and incorporated herein by reference.

9.01 Financial Statements and Exhibits

    (c)  Exhibit Number     Description of Exhibits

               10           EMCOR Group, Inc, Long Term Incentive Plan


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EMCOR GROUP, INC.

Date:   December 16, 2005                    By:     /s/ Sheldon I Cammaker
                                                   ------------------------
                                             Name: Sheldon I. Cammaker
                                             Title:Executive Vice President

                                                                      EXHIBIT 10
                   EMCOR Group, Inc. Long Term Incentive Plan


SECTION I.        PURPOSE.

     This Long Term Incentive Plan has been established for certain officers of EMCOR Group, Inc. and certain of its subsidiaries to foster and promote the long term financial success of the Company and increase shareholder value by (a) strengthening the Company's ability to develop, maintain and retain effective senior management; (b) motivating superior performance by means of a long term performance related incentives linked to business performance; (c) encouraging and providing for ownership interests in the Company by its senior management;
(d) attracting and retaining qualified senior management personnel by providing incentive compensation opportunities competitive with comparable companies; and
(e) enabling senior management to participate in the long term financial growth and financial success of the Company. The terms, conditions and provisions of the Plan shall be as follows:

SECTION 2.         DEFINITIONS.

     As used in the Plan, the following capitalized terms shall have the following meanings:

     "Applicable Three Year Period" and "Applicable Two Year Period" shall have the meanings ascribed to them in Section 7.1 hereof.

     "Base Salary" means a Participant's regular basic annual rate of compensation prior to any reduction thereof under a salary reduction agreement pursuant to Section 401(k) or Section 125 of the Code and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

     "Board" means the Board of Directors of the Company.

     "Cause" for termination by the Company or a Subsidiary of a Participant's employment, means (a) an action by Participant involving willful malfeasance in connection with his employment which results in material harm to the Company, (b) Participant being convicted of a felony, or (c) substantial and repeated failure by a Participant to perform duties as reasonably directed by the Chief Executive Officer (or with respect to the Chief Executive Officer, the Board).

     "Change of Control" has the meaning ascribed to it in the Stock Plan.

     "Chief Executive Officer" means the chief executive officer of the Company.

     "Class A Participants" means Messrs. Frank T. MacInnis, Anthony J. Guzzi, Sheldon I. Cammaker, Leicle E. Chesser, R. Kevin Matz, Mark A. Pompa and Michael J. Parry.

     "Class B Participants" means Messrs. Geoffrey Birkbeck, Edward Dabrowski, Eugene Martin, William A. Rodgers, Jr., John Warga and Anthony Whale.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Compensation Committee" means the Compensation and Personnel Committee of the Board.

     "Company" means EMCOR Group, Inc., a Delaware corporation, or any successor corporation.

     "Company Stock" means common stock of the Company, par value $.01 per share.

     "Disability" shall be deemed to exist if, as a result of a Participant's incapacity due to physical or mental illness, the Participant shall have been absent from his duties with the Company or a Subsidiary for a period of six (6) consecutive months.

     "Designated Beneficiary" means the beneficiary or beneficiaries designated in accordance with Section 9.5 to receive amounts payable to a Participant under the Plan upon the Participant's death.

     Earnings Per Share for the Two Year Applicable Period or for a Three Year Applicable Period shall mean the aggregate of the diluted earnings per share of the Company's Common Stock for each of such two or three years, as the case may be, as reported in the Company's "Consolidated Statements of Operations" for such years in accordance with generally accepted accounting principles; provided, however, that the Compensation Committee may, within the first 90 days of the Two Year Applicable Period or the first 90 days of a Three Year Applicable Period, adjust any such period's Earnings Per Share, to the extent permitted under Section 162(m) of the Code, to omit the impact on such Earnings Per Share of extraordinary items, gains or losses on the acquisition or disposal of a business, unusual or infrequently occurring events and transactions, and/or cumulative effects of changes in accounting principles.

     "Effective Date" means January 1, 2006 subject, in the case of Section 7 hereof to the amendment of the Stock Plan and shareholder approval thereof as described in Section 7.6 hereof.

     "EPSO" shall have the meaning ascribed to it in Section 7.1 hereof.

     "Fair Market Value" means, as of a specified date, the closing price at which a share of Company Stock is traded on the stock exchange, if any, on which such shares are primarily traded or, if the shares are not then traded on a stock exchange, the closing price of a share as reported on the NASDAQ National Market System or, if the shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a share is traded on the over-the-counter market, but if no shares were traded on such date, then on the last previous date on which a share was so traded, or, if none of the above are applicable, the value of a share of Company Stock as determined by an unaffiliated investment banking firm selected by the Board.

     "Good Reason" for termination by a Participant of his employment means the occurrence (without the Participant's express written consent) of any one of the following acts, or failure to act, unless such act or failure to act is corrected prior to the date of termination specified in a notice of termination by Participant given in respect thereof at least 30 days prior to the effective date of his termination: (1) a reduction by the Company or by a Subsidiary employer in Participant's Base Salary as in effect on the Effective Date or as the same may be increased from time to time except in connection with a similar (as a percentage of Base Salary) reduction in salary that is applicable to all senior executives of the Company or (2) the failure by the Company or such Subsidiary to pay to Participant any portion of Participant's current compensation that is already earned and due. In addition, a Participant employed by a Subsidiary will be deemed to have resigned for Good Reason if, in connection with the Company's direct or indirect disposition of its equity interest in such Subsidiary, the Participant is not offered a position with the Company or another Subsidiary.

     "Management Committee" means the EMCOR Group, Inc. Executive Management Committee.

     "Participant"  means each person who  participates  in the Plan pursuant to
     Section 3 hereof.

     "Performance  Based Target Bonus" shall have the meaning  ascribed to it in
     Section 7.2 hereof.

     "Plan" means this Long Term Incentive Plan.

     "Plan Year" means the accounting fiscal year of the Company.

     "Retirement" means a Participant's voluntary termination of employment on or after attaining age 65.

     "Scheduled  Vesting Date" shall have the meaning  ascribed to it in Section
     6.1 hereof.

     "Specified Employee" has the meaning set forth in Section 409A(a)(2)(B)(i) of the Code.

     "Stock Plan" means the Company's 2005 Management Stock Incentive Plan, as in effect from time to time.

     "Subsidiary" means each direct or indirect controlled subsidiary of the Company.

     "Two Year  EPSO"  shall have the  meaning  ascribed  to it in  Section  7.1 hereof.

     "Unforeseeable Emergency" means severe financial hardship to a Participant, as determined by the Compensation Committee in accordance with Section 409A(a)(2)(B)(ii) of the Code, and any proposed or final Treasury Regulations promulgated thereunder.

SECTION 3.        ELIGIBILITY AND PARTICIPATION.

     The following shall be Participants in the Plan: each individual (a) who as of the commencement of each Plan Year is a member of the Management Committee unless the Compensation Committee within 60 days after the commencement of a Plan Year determines that with respect to such Plan Year such individual shall not be a Participant or (b) who is designated by the Compensation Committee as a Participant with respect to a Plan Year no more than 60 days after the commencement of such Plan Year. A person designated as a Participant for a Plan Year which is the first Plan Year for an Applicable Three Year Period or the Applicable Two Year Period shall remain a Participant for such Applicable Three or Two Year Period. As of the date hereof the members of the Management Committee are the Class A and Class B Participants.

     Except as provided in the next to last sentence of the immediately preceding paragraph, no person has or at any time will have any right to be selected for current or future participation in the Plan.

SECTION 4.        ADMINISTRATION.

     4.1 Authority of the Compensation Committee. The Compensation Committee has and will have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing, and in addition to any authority or responsibility specifically granted to the Compensation Committee elsewhere in the Plan, the Compensation Committee has the exclusive right to (a) interpret the Plan, (b) construe any ambiguous provision of the Plan, (c) supply any omission, (d) reconcile any inconsistency, (e) issue administrative guidelines as an aid to administer the Plan, (f) make rules, if any, for carrying out the Plan and to make changes in such rules as they from time to time deem proper, and (g) decide any and all questions arising in the administration, interpretation and application of the Plan.

SECTION 5.        RESTRICTED STOCK UNIT AWARDS.

     5.1 Establishment of Restricted Stock Unit Award.

          (a) For the 2006 Plan Year, each Class A Participant shall be awarded as of the first business day of such Plan Year a number of Stock Units (rounded down to the nearest whole Stock Unit) equal to a percentage of his Base Salary in effect as of December 31, 2005 divided by the Fair Market Value of a share of Company Stock as of the first business day of the 2006 Plan Year, which percentage of Base Salary shall be that set forth under "Percentage Multiplier" opposite his respective name on Schedule A annexed hereto unless the Compensation Committee determines prior to the commencement of the 2006 Plan Year that a different percentage of Base Salary shall apply; and each Class B Participant shall be awarded as of the first business day of such Plan Year a number of Stock Units (rounded down to the nearest whole Stock Unit) equal to 25% of his Base Salary in effect as of December 31, 2005 divided by the Fair Market Value of a share of Company Stock as of the first business day of the 2006 Plan Year unless the Compensation Committee determines prior to the commencement of the 2006 Plan Year that a different percentage of Base Salary shall apply as to any Class B Participant.

          (b) For the 2007 Plan Year, each Class A Participant shall be awarded as of the first business day of such Plan Year a number of Stock Units (rounded down to the nearest whole Stock Unit) equal to three quarters of a percentage of his Base Salary in effect as of December 31, 2006 divided by the Fair Market Value of a share of Company Stock as of the first business day of the 2007 Plan Year, which percentage of Base Salary shall be that set forth under "Percentage Multiplier" opposite his respective name on Schedule A annexed hereto unless the Compensation Committee determines prior to the commencement of the 2007 Plan Year that a different percentage of Base Salary shall apply; and each Class B Participant shall be awarded as of the first business day of such Plan Year a number of Stock Units (rounded down to the nearest whole Stock Unit) equal to 25% of his Base Salary in effect as of December 31, 2006 divided by the Fair Market Value of a share of Company Stock as of the first business day of the 2007 Plan Year unless the Compensation Committee determines prior to the commencement of the 2007 Plan Year that a different percentage of Base Salary shall apply as to any Class B Participant.

          (c) For the 2008 Plan Year and each succeeding Plan Year, each Participant listed on Schedule A shall be awarded as of the first business day of such Plan Year a number of Stock Units (rounded down to the nearest whole Stock Unit) equal to one-half of a percentage of his Base Salary in effect as of the December 31 immediately preceding the first day of such Plan Year divided by the Fair Market Value of a share of Company Stock as of the first business day of such Plan Year, which percentage of Base Salary shall be that set forth under "Percentage Multiplier" opposite his respective name on Schedule A annexed hereto unless the Compensation Committee determines prior to the commencement of the Plan Year that a different percentage of Base Salary shall apply.

          (d) For individuals becoming Participants after the Effective Date, the percentage multiplier referred to in the immediately preceding paragraphs (b) and (c) shall be that set by the Compensation Committee at the time such individual is designated as a Participant, subject to the Compensation Committee's determination prior to the commencement of a Plan Year that a different percentage multiplier shall apply with respect to such Plan Year.

     5.2 Stock Unit Account. Each Stock Unit shall represent one share of Company Stock and each Participant's award of Stock Units with respect to each Plan Year shall be credited to a separate account. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock or extraordinary cash dividend, stock split, spin-off, split-up, split-off, distribution of securities or other property of the Company, or other change in the Company's capital structure affecting shares of Company Stock, the number of Stock Units credited to a Participant's account shall be appropriately adjusted as determined by the Compensation Committee in its sole discretion in a manner intended to prevent dilution or enlargement of the individual benefits of the Participant under the Plan.

     5.3 Dividend Equivalents. If Stock Units exist in a Participant's account on a dividend record date for the Company Stock, each such account shall be credited on the dividend payment date with an additional whole number of Stock Units (rounded down to the nearest whole Stock Unit) equal to (i) the cash value of the dividend paid on one share of Company Stock multiplied by the number of Stock Units in such account on the dividend record date, divided by (ii) the Fair Market Value of a share of Company Stock on the trading day immediately preceding the dividend payment date.

     5.4 Stock Unit Certificates. Each award of Stock Units under the Plan shall be represented by a certificate substantially in the form of Exhibit I hereto.

     5.5 Company Stock Paid Pursuant to the Stock Plan. Stock Units awarded under the Plan shall be treated for all purposes as "Other Stock-Based Awards" awarded under the Stock Plan, and shares of Company Stock paid to Participants under the Plan shall be deemed issued pursuant to the Stock Plan, and subject to the terms and conditions thereof (to the extent not in conflict with the Plan).

SECTION 6.  DISTRIBUTIONS.

     6.1 Vesting and Distribution. Except as otherwise provided herein, all Stock Units in a Participant's account shall vest on the third anniversary of the date such Stock Units were awarded (the "Scheduled Vesting Date"). On the first business day following the day on which the Company releases to the public generally its results for the fourth quarter of the calendar year immediately preceding the Scheduled Vesting Date (but not later than March 15 of the year following the Scheduled Vesting Date), the Company shall issue in respect of such Stock Units an equal number of shares of Company Stock registered in the name of the Participant, his estate, beneficiary or person referred to in
Section 9.7 hereof, as the case may be. If a Participant's employment is terminated prior to the Scheduled Vesting Date (a) by the Company for Cause or
(b) by the Participant by reason of his choosing to terminate his employment with the Company for other than (i) Good Reason, (ii) his Disability or (iii) if the Plan shall have been in effect for at least three years, his Retirement, all unvested Stock Units in the Participant's account shall be forfeited, and such Participant shall not be entitled to such Stock Units or shares of Company Stock issuable in respect thereof. For purposes of this Plan, the transfer of a Participant's employment from the Company (or from a Subsidiary) to a Subsidiary (or to the Company) shall not be considered a termination of employment.

     6.2 Early Vesting and Early Distribution. If there shall be a Change of Control (provided that the Compensation Committee does not reasonably determine that the Change of Control is not an event described in Section 409A(a)(2)(A)(v) of the Code), or if a Participant's employment (a) shall be terminated by the Company without Cause or (b) shall be terminated by a Participant for Good Reason or by reason of his Retirement (provided, in the case of Retirement, the Plan shall have been in effect for at least three years) or (c) shall be terminated by the Company or the Participant by reason of his Disability, or if the Participant shall die while employed by the Company or a Subsidiary, then in such case as of such date of Change of Control or termination of employment, as the case may be, all Stock Units in a Participant's Account(s) shall vest and an equal number of shares of Company Stock shall be promptly issued in respect thereof; provided that such distribution shall be delayed for six months following his termination of employment if necessary to avoid tax penalties under Section 409A of the Code.

     6.3 Unforeseeable Emergency. Notwithstanding anything contained herein to the contrary, the Compensation Committee may permit delivery of shares of Company Stock in respect of Stock Units earlier than otherwise provided herein if it determines, in its sole discretion, following written request therefor by the Participant, that the Participant is experiencing an Unforeseeable Emergency; provided that such distribution may not be in an amount greater than that determined by the Compensation Committee as necessary to alleviate the Unforeseeable Emergency and otherwise meets the requirements of Section 409A(a)(2)(B)(ii) of the Code.

     6.4 Distribution for Taxes. Notwithstanding anything contained herein to the contrary, the Compensation Committee shall immediately deliver shares of Company Stock in respect of Stock Units credited to a Participant's Stock Unit Account which have been determined by the Internal Revenue Service or a taxing authority of another jurisdiction, in a manner which cannot be appealed or as to which the time to appeal has expired, to be (or to have been) taxable to the Participant in a calendar year prior to the calendar year that shares of Company Stock were scheduled to be paid in respect of such Stock Units pursuant to the terms of the Plan.

SECTION 7. CASH AWARDS BASED ON LONG TERM FINANCIAL PERFORMANCE.

     7.1 Establishment of Aggregate Earnings Per Share Objective and Earning of Performance Based Target Bonus.

          (a) Within 90 days following the commencement of each Plan Year, commencing with the 2006 Plan Year, the Compensation Committee, after receiving the recommendation of the Chief Executive Officer, shall establish an aggregate Earnings Per Share objective ("EPSO") for such Plan Year and the two immediately succeeding Plan Years (the "Applicable Three Year Period").

          (b) If the Company's Earnings Per Share for the Applicable Three Year Period is less than 100% (but not less than 50%) of such period's EPSO, each Participant shall be entitled to 50% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus (as the term is hereafter defined) in respect of such Applicable Three Year Period; if the Company's Earnings Per Share for the Applicable Three Year Period is at least 100% but less than 120% of such period's EPSO, each Participant shall be entitled to 100% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus in respect of such Applicable Three Year Period; and if the Company's Earnings Per Share for the Applicable Three Year Period is 120% or more of such period's EPSO, each Participant shall be entitled to 200% of his Performance Based Target Bonus. No Performance Based Target Bonus for an Applicable Three Year Period shall be payable if the Company's Earnings Per Share for such period is less than 50% of such period's EPSO.

          (c) Within 90 days following the commencement of the 2006 Plan Year, the Compensation Committee, after receiving the recommendations of the Chief Executive Officer, shall establish an aggregate Earnings Per Share objective ("Two Year EPSO") for the 2006 Plan Year and the 2007 Plan Year (the "Applicable Two Year Period"). (No aggregate Earnings Per Share objective shall be established with reference only to the 2006 Plan Year). If the Company's Earnings Per Share for the Applicable Two Year Period is less than 100% (but not less than 50%) of the Two Year EPSO, each Class A Participant shall be entitled to 50% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus in respect of the Applicable Two Year Period; if the Company's Earnings Per Share for the applicable Two Year Period is at least 100% but less than 120% of the Two Year EPSO, each Class A Participant shall be entitled to 100% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus in respect of the Applicable Two Year Period; and if the Company's Earnings Per Share for the Applicable Two Year Period is 120% or more of the Two Year EPSO, each Participant shall be entitled to 200% of his Performance Based Target Bonus in respect of the Applicable Two Year Period. No Performance Based Target Bonus for the Applicable Two Year Period shall be payable if the Company's Earnings Per Share for such period is less than 50% of the Two Year EPSO. No Class B Participant shall be eligible for a Performance Based Target Bonus in respect of the Applicable Two Year Period.

          (d) If the Company's Earnings Per Share for an Applicable Three Year Period or the Applicable Two Year Period is greater than 50% of such period's EPSO or Two Year EPSO, as the case may be, but is less than 100% of such period's EPSO or Two Year EPSO, as the case may be, then for each whole percentage point in excess of 50%, the percentage of the applicable Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be increased above 50% by one percentage point. If the Company's Earnings Per Share for an Applicable Three Year Period or the Applicable Two Year Period is greater than 100% of such period's EPSO or Two Year EPSO, as the case may be, but is less than 120% of such period's EPSO or Two Year EPSO, as the case maybe, then for each whole percentage point in excess of 100%, the percentage of the applicable Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be increased above 100% by 5.0 percentage points (up to, but not in excess of, 200%).

     7.2 Performance Based Target Bonus. Except as provided in the immediately succeeding paragraph, unless the Compensation Committee fixes a different Performance Based Target Bonus in respect of an Applicable Three Year Period for a Class A or Class B Participant within three months following the commencement of the first Plan Year of such period, a Participant's Performance Based Target Bonus for the Applicable Three Year Period shall be one-half of the product of
(i) his Base Salary as of December 31 of the year immediately preceding the first Plan Year of such Applicable Three Year Period and (b) the Percentage Multiplier set forth opposite his respective name on Schedule A annexed hereto.

     A Class A Participant's Performance Based Target Bonus for the Applicable Two Year Period shall be one-quarter of the product of (a) his annual salary rate as of December 31, 2005 and (b) the Percentage Multiplier set forth opposite his respective name on Schedule A annexed hereto. A Class A and Class B Participant's Performance Based Target Bonus for the Applicable Three Year Period commencing January 1, 2006 shall be one-half of the product of (a) his Base Salary as of December 31, 2005 and (b) the Percentage Multiplier set forth opposite his respective name on Schedule A annexed hereto.

     For individuals who become Participants in the Plan after the Effective Date, the Performance Based Target Bonus for an Applicable Three Year Period for such individual shall be determined by the Compensation Committee within 90 days following the commencement of the first Plan Year included in the Applicable Three Year Period.

     7.3 Payment in Respect of Performance Based Target Bonus. An amount to which a Participant is entitled in respect of an Applicable Three Year Period or the Applicable Two Year Period, as the case may be, shall be paid in cash to such Participant on the March 15 following the end of such Applicable Three Year Period or Applicable Two Year Period, as the case may be, whether or not the Participant is then an employee of the Company or a Subsidiary; provided that
(i) such payment may be made after such March 15, so long as it is made within the calendar year in which falls such March 15 and (ii) the Compensation Committee has certified in writing that such amount has been earned in accordance with this Section 7.

     7.4 Early Termination of Employment. If a Participant shall not be in the employ of the Company or a Subsidiary as of the end of an Applicable Three Year Period or the Applicable Two Year Period, as the case may be, and if his employment shall have been terminated by the Company or a Subsidiary for Cause or by the Participant without Good Reason, the Participant shall not be entitled to any payment in respect of his Performance Based Target Bonus for such period. If the Participant's employment shall be terminated during an Applicable Three Year Period or the Applicable Two Year Period, as the case may be, (i) by the Company or a Subsidiary without Cause, (ii) by reason of his Disability or death, (iii) by the Participant with Good Reason or (iv) after this Plan shall have been in effect for three years, by the Participant by Retirement, then such Participant shall be entitled with respect to such period to a payment in cash based on the product of (A) a fraction, the number of which is the number of full and partial months which have elapsed in the applicable period prior to his termination of employment and the denominator of which is the total number of months in the applicable period and (B) his Performance Based Target Bonus for such period. Such payment in respect of such period shall be made at the time such payment would have been made had there been no termination of employment; provided that such payment shall be delayed for six months following his termination of employment if necessary to avoid tax penalties under Section 409A of the Code. If there shall be Change of Control, promptly thereafter each Participant shall be paid his Performance Based Target Bonus in respect of each ongoing Applicable Three Year Period and/or the Applicable Two Year Period in which he participates in accordance with the terms thereof as if the Company's Earnings Per Share for such period was 100% of the applicable EPSO for such period.

     7.5 Certain Adjustments in EPSO. In the event that during any year in the Two Year Applicable Period or a Three Year Applicable Period there shall be any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock or extraordinary cash divided, stock split, spin-off, split-up, split-off, distribution of securities or other property of the Company or other change in the Company's capital structure affecting shares of Common Stock, the EPSO for the Two Year Applicable Period or a Three Year Applicable Period shall be appropriately adjusted as determined by the Compensation Committee in its sole discretion in a manner intended to prevent diminution or enlargement of the payment to a Participant in respect of his Performance Based Target Bonus.

     7.6 Effect of Stock Plan Amendment and Approval. Awards under this Section 7 are granted and paid pursuant to authority which shall be provided under the Stock Plan to grant cash-based performance awards which are intended to be exempt from the application of Section 162(m) of the Code, and such awards shall be deemed granted pursuant to the Stock Plan for that purpose. Notwithstanding anything in this Section 7 to the contrary, no awards shall be paid pursuant to this Section 7 unless and until (i) the Stock Plan has been amended to provide for the payment of cash-based performance awards intended to be exempt from the application of Section 162(m) of the Code and (ii) the Stock Plan, as so amended, has been approved by the Company's shareholders in a manner intended to comply with the shareholder approval rules of Section 162(m) of the Code.

     7.7 Maximum Award Amount. Notwithstanding anything in this Section 7 to the contrary, no single Award paid pursuant to this Section 7 shall exceed $3 million.

SECTION 8. TERMINATION OR AMENDMENT OF THE PLAN.

     8.1 Amendment or Termination. The Board may amend, modify, suspend or terminate the Plan at any time or extend the term of the Plan. The termination or any modification, suspension, or amendment of the Plan shall not, without the consent of a Participant, (A) adversely affect the Participant's rights with respect to Stock Units and/or Company Stock previously awarded to the
Participant or credited to his or her Stock Unit Accounts or (B) result in a distribution of amounts credited to his or her Stock Unit Accounts earlier than otherwise provided herein (and in no event may any such distribution be made without the explicit consent of the Participant if it would result in the application of tax penalties pursuant to Section 409A of the Code) or (C) adversely affect any payment the Participant may be entitled to with respect to the Applicable Two Year Period or with respect to an Applicable Three Year Period which period has commenced prior to such amendment, modification or suspension, or termination. The Plan shall terminate as to the further award of Stock Units when no further shares are available for grant under the Stock Plan.

SECTION 9.  MISCELLANEOUS.

     9.1 Reorganization or Discontinuance. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

     9.2 Non-Alienation of Benefits. A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or by the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

     9.3  No  Claim  or  Right  to  Plan  Participation.   Except  as  otherwise
specifically provided in the Plan, no employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

     9.4 Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any distribution of cash or Company Stock pursuant to the Plan. The Company may (but shall not be required) permit a Participant to satisfy a tax withholding requirement by directing the Company to apply shares of Company Stock to which the Participant is entitled under the Plan to satisfy such requirement. In such case, the shares shall be valued at their Fair Market Value as of the date such shares are issued to the Participant.

     9.5 Designation and Change of Beneficiary. Each Participant may indicate at any time after being notified that he is a Participant the designation of one or more persons as his beneficiary (the "Designated Beneficiary") who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Compensation Committee or an officer of the Company designated by the Compensation Committee. A Participant may, from time to time, revoke or change his Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Compensation Committee or such designated officer. The last such designation received by the Compensation Committee or such officer shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee or such officer prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. In the absence of any designation of a Designated Beneficiary, the benefits hereunder unpaid at the Participant's death shall be paid to his estate.

     9.6 Delegation. The Compensation Committee may from time to time delegate any administrative duties hereunder to an officer of the Company designated by it; provided such delegation is not inconsistent with the provisions of law, rules of the New York Stock Exchange or provisions of the Charter of the Compensation Committee.

     9.7 Payments to Persons Other Than the Participant. If the Compensation Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Compensation Committee so directs, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Compensation Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     9.8 No Liability of Compensation Committee Members or Officers. No member of the Compensation Committee or any director or officer of the Company or any Subsidiary shall be personally liable by reason of any act taken hereunder or any failure to act hereunder or on his behalf in his capacity as a member of the Compensation Committee or director or an officer, and the Company shall indemnify and hold harmless each member of the Compensation Committee and any officer or director of the Company or any Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

     9.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     9.10 Rights as a Stockholder. No Participant shall have any rights as a stockholder of the Company with respect to Stock Units credited to his Stock Unit Accounts.

     9.11 Governing Law. This Plan shall be governed by and construed in accordance with laws of the State of Delaware applicable to agreements made and to be performed entirely within such state (without regard to any conflict of law provisions that might indicate the applicability of any other laws).

     9.12 Participation in Other Plans. Participation in the Plan shall not preclude a Participant from participation in any other plans or benefits of the Company.

     9.13 Effective Date. This Plan shall be effective commencing with the 2006 Plan Year.

                                   SCHEDULE A


     Class A Participants                  Percentage Multiplier
     --------------------                  ---------------------
       Frank T. MacInnis                            175%
       Anthony J. Guzzi                             150%
       Sheldon I. Cammaker                          125%
       Leicle E. Chesser                            125%
       R. Kevin Matz                                125%
       Mark A. Pompa                                125%
       Michael J. Parry                             100%

     Class B Participants                  Percentage Multiplier
     --------------------                  ---------------------
       Geoffrey Birkbeck                            50%
       Edward Dabrowski                             50%
       Eugene Martin                                50%
       William A. Rodgers, Jr.                      50%
       John Warga                                   50%
       Anthony Whale                                50%

                                                                      EXHIBIT I
                             STOCK UNIT CERTIFICATE

     This Stock Unit Certificate represents the grant of ____ Stock Units to the person identified below (the "Participant") pursuant to, and subject to the terms and conditions of, the EMCOR Group, Inc. Long-Term Incentive Plan (the "Plan"). The Participant understands and agrees that the grant of the Stock Units represented hereby will be effective as of the first business day of the 20__ "Plan Year" (as defined in the Plan), subject to the Participant executing this Stock Unit Certificate where indicated below and returning it to the Secretary of EMCOR Group, Inc.




EMCOR Group, Inc.
By:________________________
Title:_______________________

AGREED AND ACCEPTED:
[NAME OF PARTICIPANT]
_____________________________